                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                                    GREEN TREE FINANCIAL CORP.



                                                    BY: /s/Phyllis A. Knight
                                                        ------------------------
                                                    Phyllis A. Knight
                                                    Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996

                                 CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                 TRUST ACCOUNT #80-4141300
                                 REMITTANCE DATE: 8/15/96

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                  -----------    ------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $4,132,894.31

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       $4,132,894.31

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.15%)           6.15%
          b. Class A-1 Interest                    133,250.00     2.56250000
          c. Class A-2 Remittance Rate(6.55%)           6.55%
          d. Class A-2 Interest                     76,416.67     2.72916679
          e. Class A-3 Remittance Rate(6.75%)           6.75%
          f. Class A-3 Interest                    157,500.00     2.81250000
          g. Class A-4 Remittance Rate(7.05%)           7.05%
          h. Class A-4 Interest                    196,812.50     2.93750000
          i. Class A-5 Remittance Rate(7.35%)           7.35%
          j. Class A-5 Interest                     91,875.00     3.06250000
          k. Class A-6 Rimittance Rate (7.95%)          7.95%
          l. Class A-6 Interest                    557,742.19     3.31250001

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                             7.05%, 7.35%, 7.95%
                  PASS- THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 2




                                 CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                 TRUST ACCOUNT #80-4141300
                                 REMITTANCE DATE: 8/15/96

                                                     Total $                Per $1,000
                                                      Amount                 Original
                                                  --------------           ------------
(4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                       .00                    .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                   2,672,248.39                    N/A
          a. Scheduled Principal                      245,832.21                    N/A
          b. Principal Prepayments                  1,628,907.16                    N/A
          c. Liquidated Contracts                            .00                    N/A
          d. Repurchases                                     .00                    N/A
          e. Current Month Advanced Principal         797,509.02                    N/A
          f. Prior Month Advanced Principal                  .00                    N/A

     (6)   Pool Scheduled Principal Balance        473,125,285.63

     (6b)  Adjusted Pool Principal Balance         472,327,776.61          994.37421421
     (6c)  Pool Factor                                 0.99437421

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date             .00

     (8)  Class A Percentage for such Remittance
          Date                                             92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                  92.46%

     (10) Class A Principal Distribution:


          a. Class A-1                               2,672,248.39            51.38939212
          b. Class A-2                                        .00                    .00
          c. Class A-3                                        .00                    .00
          d. Class A-4                                        .00                    .00
          e. Class A-5                                        .00                    .00
          f. Class A-6                                        .00                    .00
          g. Class A-7                                        .00                    .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                             7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 3


                                                  CUSIP#'S 393505-
                                                  NW8,NX6,NY4,NZ1,PA4,PB2
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 8/15/96

                                                                    Total $                  Per $1,000
                                                                    Amount                    Original
                                                                  -------------              ------------
     (11)        Class A-1 Principal Balance                      49,327,751.61              948.61060788
     (11a)       Class A-1 Pool Factor                                .94861061

     (12)        Class A-2 Principal Balance                      28,000,000.00              1000.0000000
     (12a)       Class A-2 Pool Factor                               1.00000000

     (13)        Class A-3 Principal Balance                      56,000,000.00              1000.0000000
     (13a)       Class A-3 Pool Factor                               1.00000000

     (14)        Class A-4 Principal Balance                      67,000,000.00              1000.0000000
     (14a)       Class A-4 Pool Factor                               1.00000000

     (15)        Class A-5 Principal Balance                      30,000,000.00              1000.0000000
     (15a)       Class A-5 Pool Factor                               1.00000000

     (16)        Class A-6 Principal Balance                     168,375,000.00              1000.0000000
     (16a)       Class A-6 Pool Factor                               1.00000000

     (17)        Unpaid Class A Principal Shortfall
                 (if any) following current Remittance
                 Date                                                       .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 4

                                                CUSIP#'S 393505-
                                                TRUST ACCOUNT #80-4141300
                                                NW8,NX6,NY4,NZ1,PA4,PB2
                                                REMITTANCE DATE: 8/15/96

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18)   31-59 days                         184,250.73                4

   (19)   60 days or more                           .00                0

   (20)   Current Month Repossessions               .00                0

   (21)   Repossession Inventory                    .00                0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .00%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                .0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .04%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                               .01%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 5

                                                  CUSIP#'S 393505-
                                                  TRUST ACCOUNT #80-4141300
                                                  NW8,NX6,NY4,NZ1,PA4,PB2
                                                  REMITTANCE DATE: 8/15/96

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from June 1, 2000 to May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                           0%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date            0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                          0%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                           15.50%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                             7.50%

                       GREEN TREE FINANCIAL CORPORATION

            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 6

                                                     CUSIP NO. 393505PD8
                                                     TRUST ACCOUNT #80-4143800
                                                     REMITTANCE DATE: 8/15/96

                                                  Total $           Per $1,000
                                                  Amount              Original
                                                  -------           ----------
CLASS M1 CERTIFICATES
- ---------------------

(28) Amount available (including Monthly
     Servicing Fee)                             247,049.56

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                       7.95%
     b.   Class M-1 Interest                    125,875.00          3.31250000

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                 .00                   0

(31) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                 .00                   0

(32) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall          .00                   0

(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall          .00                   0

B.   Principal
(34) Formula Principal Distribution Amount             .00                 N/A
     a.   Scheduled Principal                          .00                 N/A
     b.   Principal Prepayments                        .00                 N/A
     c.   Liquidated Contracts                         .00                 N/A
     d.   Repurchases                                  .00                 N/A

(35)      Class M-1 Principal Balance        38,000,000.00       1000.00000000
(35a)     Class M-1 Pool Factor                 1.00000000

(36)      Class M-1 Percentage for such Remittance
          Date                                        .00%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                   Page 7
                                                 CUSIP NO. 393505PD8
                                                 TRUST ACCOUNT #80-41413800
                                                 REMITTANCE DATE: 8/15/96

                                               Total $            $Per $1,000
                                               Amount                Original
                                              -----------          ----------
(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                           .00           0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                          .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date        .00

(39) Class M-1 Percentage for the following
     Remittance Date                                   .00%

Class B1 Certificates
- ---------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                              121,174.56

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below  8.10%)                                    8.00%

(3)  Aggregate Class B1 Interest                  63,333.33        3.33333316

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                              .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                 .00               .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                  .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                  .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date           .00

(8a) Class B Percentage for such Remittance Date        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                   Page 8


                                                  CUSIP NO. 393505PE6,PF3
                                                  REMITTANCE DATE: 8/15/96

                                                     Total $       Per $1,000
                                                      Amount        Original
                                                   -----------     -----------

     (9) Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                  .00

     (10a) Class B1 Principal Shortfall                      .00

     (10b) Unpaid Class B1 Principal Shortfall               .00

     (11) Class B Principal Balance                35,625,025.00

     (12) Class B1 Principal Balance               19,000,000.00


Class B2 Certificates
- ---------------------
(13)  Remaining Amount Available                       57,841.23

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                             8.35%

(15)  Aggregate Class B2 Interest                      57,841.23     3.47916650

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00            .00

(17)  Remaining Unpaid Class B2 Interest Shortfall           .00            .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(19)  Class B2 Principal Liquidation Loss Amount             .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

(21)  Guarantee Payment                                      .00

 (22) Class B2 Principal Balance                   16,625,025.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996           CUSIP NO. 393505-PE6,PF3
                                    Page 9             REMITTANCE DATE: 8/15/96

                                                         Total $     Per $1,000
                                                         Amount       Original
                                                       ----------    ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                         .00

(24) Class C Residual Payment                                 .00

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

(27) Repossessed Contracts                                    .00

(28) Repossessed Contracts Remaining
     in Inventory                                             .00

(29) Weighted Average Contract Rate                      10.26183